UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2019

BIOHEMP INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55022	46-0780380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Avenue Suite A-154

New York, NY 10001

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 646-453-4912

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 8, 2019, BioHemp International, Inc., formerly Blake Insomnia Therapeutics, Inc. (the “Company”), entered into an Assignment Agreement (the “Assignment Agreement”), with FJ Investments International, Inc., a Utah corporation (“FJ”).

Pursuant to the Assignment Agreement, FJ assigned to the Company the rights to certain intellectual property (the “Assigned IP”) associated with the manufacture of CBD infused water. FJ had obtained the rights to the Assigned IP pursuant to a License Agreement dated February 21, 2019 (the “License Agreement”), between FJ and American Premium Water Corporation, a Nevada corporation (“HIPH”). Additionally, pursuant to the Assignment Agreement, FJ assigned assets relating to the BioHempInternational.com domain.

In consideration of the assignment of the assets and the Assigned IP, the Company agreed to issue twenty-five million (25,000,000) shares of the Company’s common stock to FJ (the “FJ Shares”).

Pursuant to the Assignment Agreement, the Company must abide by all terms of the License Agreement between FJ and HIPH.

On July 10, 2019, the Company’s transfer agent delivered the certificate representing the FJ Shares to FJ pursuant to the Assignment Agreement.

The Assignment Agreement contains standard and customary representations, warranties and covenants. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Assignment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The issuance of the FJ Shares was completed in reliance on exemptions from registration under Section 4(a)(2) of the Securities Act. This transaction qualified for exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) FJ was provided the opportunity to ask questions and receive answers from the Company regarding its business and the issuance; (iii) the FJ Shares were issued to an investor with knowledge and experience in financial and business matters so that it was capable of evaluating the merits and risks of an investment in the Company; and (iv) the recipient received “restricted securities” that include a restrictive legend on the certificate, which restricts the FJ Shares from being transferred except pursuant to a registration statement that is effective with the SEC or pursuant to an exemption from registration.

Item 7.01 Regulation FD Disclosure.

Press Release

On July 8, 2019, the Company issued a press release relating to the Assignment Agreement and the Company’s plans to distribute CBD-infused water utilizing HIPH’s proprietary Hydro Nano technology.

A copy of the press release is included as Exhibit 99.1 to this Current Report, and the press release will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Assignment Agreement dated as of March 8, 2019, by and among Blake Insomnia Therapeutics, Inc. and FJ Investments International, Inc.

99.1	The Press release dated July 8, 2019 “BioHemp International, Inc. (OTC: BKIT) Announces Deal to Private Label Water From American Premium Water Corporation (OTC: HIPH)”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blake Therapeutics, Inc.

Dated: July 11, 2019	By:	/s/ Daniel Blum
	Name:	Daniel Blum
	Title:	President

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